Exhibit 10.1

TERMINATION OF STOCKHOLDERS’ AGREEMENT

This Termination of Stockholders’ Agreement (this “Termination Agreement”) is made as of April 24, 2018 (the “Effective Time”), between Vistra Energy Corp. (formerly known as TCEH Corp., the “Company”), a Delaware corporation, and the entities signing under the heading “Stockholder” on the signature pages hereto (collectively, the “Stockholder”). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings given such terms in the Agreement (as defined below).

WHEREAS, on October 3, 2016, the Company and the Stockholder entered into that certain Stockholders’ Agreement (the “Agreement”);

WHEREAS, the Company agreed in the Agreement to permit the Stockholder, beginning as of the date of the Agreement, to nominate or designate one person to serve on the board of directors of the Company (the “Board”) on the terms and conditions set forth in the Agreement;

WHEREAS, on October 3, 2016, the Stockholder designated Jennifer Box to serve as a director on the Board and she has served in such capacity since such date;

WHEREAS, on April 24, 2018, Jennifer Box, with the approval of the Stockholder, submitted a resignation letter to the Board officially resigning from the Board (the “Resignation”) effective as April 24, 2018 (the “Resignation Effective Date”);

WHEREAS, as a result of the Resignation, the Company and the Stockholder each believe it to be in their own respective best interests to terminate the Agreement effective as of the Resignation Effective Date with the effect that the Stockholder will no longer have any right to nominate or designate a director to the Board;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Termination Agreement hereby agree as follows:

Section 1. Termination.

Effective as of the Resignation Effective Date, the Agreement shall automatically terminate without any further action of the Company or the Stockholder, which shall result in the Agreement being void and of no further force or effect and the Stockholder no longer be afforded any of the rights and remedies provided to the Stockholder in the Agreement, including, without limitation, any and all rights the Stockholder had under the Agreement to nominate or designate a director to the Board.

Section 2. Miscellaneous.

Each of the Company and the Stockholder agree that this Termination Agreement shall be governed by the provisions set forth in Sections 5, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17 and 19 of the Agreement and that such provisions shall be deemed incorporated into this Termination Agreement in their entirety as if they were included herein.

Section 3. Complete Agreement.

The Agreement as terminated by this Termination Agreement represents the complete agreement between the parties hereto as to all matters covered thereby and hereby, and supersedes any prior or other agreements or understandings between the parties hereto.

Section 4. Amendment and Waiver.

Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Termination Agreement shall be effective against the Company or the Stockholder unless such modification is approved in writing by the Company and the Stockholder. The failure of any party to enforce any of the provisions of this Termination Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Termination Agreement in accordance with its terms.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

COMPANY:

Vistra Energy Corp.

By:	/s/ Stephanie Zapata Moore
Name:	Stephanie Zapata Moore
Title:	Executive Vice President and General Counsel

[Signature Page to Termination of Stockholders’ Agreement]

STOCKHOLDER:

Oaktree Opportunities Fund VIIIb, L.P.		Oaktree Opportunities Fund IX (Parallel), L.P.
Oaktree Opportunities Fund VIIIb (Parallel) L.P.		Oaktree Opportunities Fund IX (Parallel 2), L.P.

By:	Oaktree Opportunities Fund VIIIb GP, L.P.	By:	Oaktree Opportunities Fund IX GP, L.P.
Its:	General Partner	Its:	General Partner

By:	Oaktree Opportunities Fund VIIIb GP, Ltd.	By:	Oaktree Opportunities Fund IX GP, Ltd
Its:	General Partner	Its:	General Partner

By:	Oaktree Capital Management, L.P.	By:	Oaktree Capital Management, L.P.
Its:	Director	Its:	Director

By:	/s/ Rajath Shourie	By:	/s/ Rajath Shourie
Name:	Rajath Shourie	Name:	Rajath Shourie
Title:	Managing Director	Title:	Managing Director

By:	/s/ Robert O’Leary	By:	/s/ Robert O’Leary
Name:	Robert O’Leary	Name:	Robert O’Leary
Title:	Managing Director	Title:	Managing Director

Oaktree Value Opportunities Fund, L.P.		Oaktree Huntington Investment Fund, L.P.

By:	Oaktree Value Opportunities Fund GP, L.P.	By:	Oaktree Huntington Investment Fund GP, L.P.
Its:	General Partner	Its:	General Partner

By:	Oaktree Value Opportunities Fund GP, L.P.	By:	Oaktree Huntington Investment Fund GP, Ltd.
Its:	General Partner	Its:	General Partner

By:	Oaktree Capital Management, L.P.	By:	Oaktree Capital Management, L.P.
Its:	Director	Its:	Director

By:	/s/ Rajath Shourie	By:	/s/ Rajath Shourie
Name:	Rajath Shourie	Name:	Rajath Shourie
Title:	Managing Director	Title:	Managing Director

By:	/s/ Robert O’Leary	By:	/s/ Robert O’Leary
Name:	Robert O’Leary	Name:	Robert O’Leary
Title:	Managing Director	Title:	Managing Director

[Signature Page to Termination of Stockholders’ Agreement]

OCM Opportunities Fund VI, L.P.		OCM Opportunities Fund VII, L.P.

By:	OCM Opportunities Fund VI GP, L.P.	By:	OCM Opportunities Fund VII GP, L.P.
Its:	General Partner	Its:	General Partner

By:	Oaktree Fund GP I, L.P.	By:	OCM Opportunities Fund VII GP, LP
Its:	General Partner	Its:	General Partner

		By:	Oaktree Capital Management, L.P.
		Its:	Director

By:	/s/ Rajath Shourie	By:	/s/ Rajath Shourie
Name:	Rajath Shourie	Name:	Rajath Shourie
Title:	Managing Director	Title:	Managing Director

By:	/s/ Robert J. O’Leary	By:	/s/ Robert O’Leary
Name:	Robert J. O’Leary	Name:	Robert O’Leary
Title:	Authorized Signatory	Title:	Managing Director

OCM Opportunities Fund VIIb. L.P.		Oaktree Opportunities Fund VIII, L.P.
Oaktree Opportunities Fund VIII (Parallel 2), L.P.

By:	OCM Opportunities Fund VIIb. GP L.P.	By:	Oaktree Opportunities Fund VIII GP, L.P.
Its:	General Partner	Its:	General Partner

By:	OCM Opportunities Fund VIIb GP, Ltd.	By:	Oaktree Opportunities Fund VIII GP Ltd.
Its:	General Partner	Its:	General Partner

By:	Oaktree Capital Management, L.P.	By:	Oaktree Capital Management, L.P.
Its:	Director	Its:	Director

By:	/s/ Rajath Shourie	By:	/s/ Rajath Shourie
Name:	Rajath Shourie	Name:	Rajath Shourie
Title:	Managing Director	Title:	Managing Director

By:	/s/ Robert O’Leary	By:	/s/ Robert O’Leary
Name:	Robert O’Leary	Name:	Robert O’Leary
Title:	Managing Director	Title:	Managing Director

[Signature Page to Termination of Stockholders’ Agreement]

Oaktree FF Investment Fund, L.P.		Oaktree Capital Management, L.P., as agent on behalf of certain managed high yield trusts and accounts

By:	Oaktree FF Investments Fund GP, L.P.	By:	/s/ David Rosenberg
Its:	General Partner	Name:	David Rosenberg
		Title:	Managing Director

By:	Oaktree FF Investments Fund GP, Ltd.	By:	/s/ Alan Adler
Its:	General Partner	Name:	Alan Adler
		Title:	Managing Director

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Rajath Shourie
Name:	Rajath Shourie
Title:	Managing Director

By:	/s/ Robert O’Leary
Name:	Robert O’Leary
Title:	Managing Director

[Signature Page to Termination of Stockholders’ Agreement]